                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by the Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]Confidential, For Use of the
                                                  Commission Only (as permitted
[X]  Definitive Proxy Statement                   by Rule 14a-6(e)(2))

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14(c) or Rule 14a-12

                      THE PEOPLES BANCTRUST COMPANY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5.   Total Fee Paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:

         -----------------------------------------------

     2.  Form, Schedule or Registration Statement No.:

         -----------------------------------------------

     3.  Filing Party:

         -----------------------------------------------

     4.  Date Filed:

         -----------------------------------------------

                      THE PEOPLES BANCTRUST COMPANY, INC.
                               310 BROAD STREET
                             SELMA, ALABAMA  36701
                                (334) 875-1000



                              September 26, 1997



Dear Shareholder:

     We invite you to attend a special meeting of the shareholders (the "Special Meeting") of The Peoples BancTrust Company, Inc. to be held at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama on Tuesday, October 28, 1997 at 1:00 p.m.

     The enclosed Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the Special Meeting.

     YOUR VOTE IS IMPORTANT.  On behalf of the Board of Directors, we urge you
     -----------------------
to sign, date and return the enclosed proxy as soon as possible, even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special Meeting.

     If you have any questions, please call the Company's Secretary, M. Scott Patterson, or me at (334) 875-1000.

     Thank you for your cooperation and continuing support.

                                           Sincerely,



                                           Richard P. Morthland
                                           Chairman of the Board and
                                            Chief Executive Officer

                      THE PEOPLES BANCTRUST COMPANY, INC.
                               310 BROAD STREET
                             SELMA, ALABAMA  36701
                                (334) 875-1000

--------------------------------------------------------------------------------
                 NOTICE OF SPECIAL MEETING OF THE SHAREHOLDERS
                        TO BE HELD ON OCTOBER 28, 1997
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the "Special Meeting") of The Peoples BancTrust Company, Inc. (the "Company") will be held on Tuesday, October 28, 1997 at 1:00 p.m., local time, at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama for the following purposes:

     (1) To consider and vote upon a proposed amendment to Article IV of the Company's Articles of Incorporation to increase the Company's authorized common stock from 4,000,000 to 9,000,000 shares, and thereby to increase the total number of shares of authorized capital stock from 5,000,000 to 10,000,000 shares, of which 9,000,000 shares shall be common stock and 1,000,000 shares shall be preferred stock; and

     (2) To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Pursuant to the Bylaws, the Board of Directors has fixed the close of business on September 19, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

     In the event that there are not sufficient votes to approve the foregoing proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and mail it in the enclosed envelope. The proxy will not be used if you attend and choose to vote in person at the Special Meeting.

                                      By Order of the Board of Directors


                                      M. SCOTT PATTERSON
                                      Secretary

Selma, Alabama
September 26, 1997

-------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, PLEASE SIGN, DATE, AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                      THE PEOPLES BANCTRUST COMPANY, INC.
                               310 BROAD STREET
                             SELMA, ALABAMA  36701
                                (334) 875-1000
                            ______________________

                                PROXY STATEMENT
                      SPECIAL MEETING OF THE SHAREHOLDERS

                               OCTOBER 28, 1997
                              ___________________

               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement is furnished to shareholders of The Peoples BancTrust Company, Inc. ("Peoples" or the "Company") in connection with the solicitation by the Board of Directors of Peoples of proxies to be used at the special meeting of the shareholders (the "Special Meeting"), to be held on Tuesday, October 28, 1997 at 1:00 p.m., local time, at the main office of The Peoples Bank and Trust Company (the "Bank"), 310 Broad Street, Selma, Alabama and at any adjournments thereof. It is anticipated that this Proxy Statement will be mailed to shareholders on or about September 26, 1997.

     If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR PROPOSAL 1 TO APPROVE AN AMENDMENT TO ARTICLE IV OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Special Meeting. Except for procedural matters incident to the conduct of the Special Meeting, the Company does not know of any other matters that are to come before the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

     The presence of a shareholder at the Special Meeting will not automatically revoke such shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company, M. Scott Patterson, a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

     The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telegraph. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

     The securities which can be voted at the Special Meeting consist of shares of common stock, par value $.10 per share ("Common Stock"), of the Company.
Each share entitles its owner to one vote on all matters. The close of business on September 19, 1997 has been fixed by the Board of Directors as the record date for determination of shareholders entitled to vote at the Special Meeting; there were approximately 800 record holders of the Company's Common Stock as of such date. The number of shares of Common Stock outstanding on September 19, 1997 was 3,387,388. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting.

             PROPOSAL I -- AMENDMENT OF ARTICLES OF INCORPORATION

     Article IV of the Company's Articles of Incorporation currently authorizes the issuance of a total of 5,000,000 shares of capital stock, of which 4,000,000 shares shall be Common Stock and 1,000,000 shares shall be preferred stock, par value $.10 per share ("Preferred Stock"). As of September 19, 1997, there were outstanding 3,387,388 shares of Common Stock and no shares of Preferred Stock. In addition, as of September 19, 1997, there were 175,516 shares of Common Stock held as treasury stock.

     The proposed amendment to Article IV of the Articles of Incorporation is to increase the number of authorized shares of Common Stock from 4,000,000 to 9,000,000 shares, and thereby to increase the total number of shares of authorized capital stock from 5,000,000 to 10,000,000. The entire text of
Article IV of the Articles of Incorporation, as proposed to be amended, is attached hereto as Exhibit A and incorporated herein by reference.

REASONS FOR THE AMENDMENT

     Although the Company has no present intention of issuing additional shares of Common or Preferred Stock other than upon the exercise of options granted under the 1992 Stock Option Plan (the "Option Plan") and, if necessary, pursuant to the Dividend Reinvestment and Stock Purchase Plan and the Employee Stock Ownership Plan, the Board of Directors believes that the availability of increased shares of Common Stock will provide the Company with needed flexibility in structuring possible future financings and acquisitions and in meeting other corporate needs that may arise. This is especially true given the current lack of a sufficient number of authorized shares of Common Stock. In the future, additional authorized shares of Common Stock would be available for general corporate purposes, including but not limited to possible issuances as stock dividends or stock splits, in future mergers or acquisitions, in a future public offering or private placement, or under a stock benefit plan. The Board of Directors does not intend to issue any additional shares of capital stock except on terms which the Board of Directors deems to be in the best interests of the Company and its shareholders. Although the Company currently has no specific plans, intentions, arrangements or understandings regarding specific acquisitions, the Company expects to consider acquisition opportunities as they become available in the future and has retained the services of a financial advisor to consult with the Board of Directors regarding such opportunities.

     The proposed increase in the number of shares of Common Stock authorized for issuance will not affect the rights, such as voting and liquidation rights, of the outstanding shares of Common Stock. If, however, additional shares were issued, the percentage ownership interests of existing shareholders would be reduced and, depending on the terms pursuant to which the new shares were issued, the book value of outstanding shares could be diluted. Each share of the Common Stock will have the same rights and will be identical in all respects with each other share of Common Stock. Holders of Common Stock do not have any preemptive right to subscribe for or purchase any additional securities issued by the Company.

POSSIBLE ANTI-TAKEOVER EFFECT OF AMENDMENT

     The additional authorized but unissued shares of Common Stock could, consistent with the fiduciary responsibility of the Company's directors, be issued without shareholder approval in transactions that might dilute the percentage ownership of current shareholders and/or render more difficult a change in control of the Company. For example, such shares could be used to create a substantial voting block favorable to the Board of Directors to effect an acquisition that would preclude an acquirer's gaining control or to dilute an acquirer's voting power. The Board of Directors, however, is not aware of any effort to obtain control of the Company and does not currently contemplate the issuance of the authorized shares for the foregoing purposes.

     In the judgment of the Board of Directors, the Board is in the best position to consider all relevant factors and to negotiate for what is in the best interests of the shareholders of the Company. Accordingly, the Board of Directors of the Company believes that it is in the best interests of the Company and its shareholders to encourage potential acquirers to negotiate directly with the Company's Board of Directors and that the proposed amendment will encourage such negotiations and help to discourage non-negotiated takeover attempts.

CERTAIN RESTRICTIONS ON ACQUISITION OF THE COMPANY AND ITS CAPITAL STOCK

     Since additional authorized shares of Common Stock could be issued to defend against a hostile acquisition of the Company, other provisions of the Company's Articles of Incorporation and Bylaws and other limitations which could be viewed as having an "anti-takeover" effect are discussed below.

     The Articles of Incorporation of the Company provide that the Board of Directors may, if it deems it advisable, oppose a tender or other offer for Peoples' securities, whether the offer is in cash or in the securities of a corporation or otherwise. When considering whether to oppose an offer, the Board of Directors may, but it is not legally obligated to, consider any pertinent issue including, but not limited to, the following: (a) whether the offer price is acceptable based on the historical and present operating results or financial condition of the Company; (b) whether a more favorable price could be obtained for Peoples' securities in the future; (c) the impact which an acquisition of the Company would have on the employees, depositors and customers of the Company and its subsidiaries and the communities which they serve; (d) the reputation and business practices of the offeror and its management and its affiliates as they would effect the employees, depositors and customers of the Company and its subsidiaries and the future value of Peoples' stock; (e) the value of the securities (if any) which the offeror is offering in exchange for the Company's securities; and (f) any antitrust or other legal and regulatory issues that are raised by the offer. The Articles of Incorporation further provide that if the Board of Directors determines an offer should be rejected, it may take any lawful action to accomplish its purpose.

     The Articles of Incorporation presently authorize the issuance of up to 4,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. Unissued shares and shares held as treasury stock may be issued and sold upon a resolution of the Board of Directors. Although the Board of Directors has no present intention of doing so, shares of authorized and unissued capital stock and shares held as treasury stock could be issued in one or more transactions that would make more difficult, and thus less likely, an acquisition of control of the Company.

     The Articles of Incorporation provide that the number of directors of the Company shall be a variable range which is fixed at a minimum number of three and a maximum number of 18 (exclusive of directors, if any, to be elected by holders of Preferred Stock of the Company) and that such number may be fixed or changed from time to time, within the minimum and maximum, by the Board of Directors; provided that no action shall be taken to decrease or increase the number of directors unless at least two-thirds of the directors then in office, whether or not a quorum, shall concur in said action. Vacancies in the Board of Directors of the Company, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum. The Articles of Incorporation provide that a director of the Company may only be removed for cause and only by the affirmative vote of the shareholders at a meeting called for that purpose.

     The Articles of Incorporation provide that there shall be no cumulative voting rights with respect to the election of directors or for any purpose relating to the voting of shares. The absence of cumulative voting rights effectively means that the holders of a majority of the shares voted at a meeting of shareholders may, if they so choose, elect all directors of the Company, thus precluding minority shareholder representation on the Company's Board of Directors.

     Pursuant to the Option Plan, notwithstanding the provision of any option which may be exercised in installments, such option shall become immediately exercisable in the event of a change in control or an offer to effect a change in control (as defined in the Option Plan). At such time, the optionee shall, at the discretion of the Board of Directors, be entitled to receive cash in an amount equal to the excess of the fair market value of the Common Stock subject to the option over the exercise price of such option in exchange for the surrender of such option by the optionee.

     Under the Bank Holding Company Act of 1956 (the "BHC Act"), any company (which is defined to include corporations, partnerships, associations and certain trusts) must obtain approval of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") prior to acquiring control of the Company or the Bank. For purposes of the BHC Act, "control" is defined as ownership of more than 25% of any class of voting securities of the Company or the Bank, the ability to control the election of a majority of the directors, or the exercise of a controlling influence over management or policies of the Company or the Bank.

     The Change in Bank Control Act of 1978 (the "Control Act") and regulations of the Federal Reserve Board thereunder require any person or persons acting in concert (except for companies required to make application under the BHC Act) to file a written notice with the Federal Reserve Board before such person or persons may acquire control of the Company or the Bank. The Control Act defines "control" as the power, directly or indirectly, to vote 25% or more of any of voting securities or to direct the management or policies of a bank holding company or an insured bank.

     The foregoing provisions may make it difficult or impossible for companies or persons to acquire control of the Company and may result in the deterrence of tender offers or other offers to Peoples or its shareholders.

Recommendation of the Board of Directors

     Approval of the above-described amendment to Article IV of the Articles of Incorporation requires the affirmative vote of a majority of the shares entitled to be voted thereon at the Special Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO ARTICLE IV OF THE ARTICLES OF INCORPORATION.

                 DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal for action at the 1998 annual meeting of the shareholders, to be held on or about April 7, 1998, must forward a copy of the proposal or proposals to the Company's principal executive office. Any such proposal or proposals intended to be presented at the 1998 annual meeting of the shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting by November 14, 1997. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1998 annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented for action by the shareholders at the Special Meeting. If, however, any other matters known are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote such proxy on such matters as determined by the Board of Directors.

                                     By Order of the Board of Directors



                                     M. SCOTT PATTERSON
                                     Secretary

Selma, Alabama
September 26, 1997

                                                                       EXHIBIT A

                                  ARTICLE IV
                                 CAPITAL STOCK
                                 -------------

     The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is ten million (10,000,000), of which nine million (9,000,000) shares shall be common stock of the par value of $0.10 per share (hereinafter called "Common Stock"), and one million (1,000,000) shares shall be preferred stock of the par value of $0.10 per share (hereinafter called "Preferred Stock").

     No holder of any shares of capital stock of the Corporation shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares of the Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or any warrants or other instruments, evidencing rights or options to subscribe for, purchase, or otherwise acquire such shares.

     The Corporation may from time to time issue and dispose of any of the authorized and unissued shares of Common Stock or of Preferred Stock for such consideration, not less than its par value per share, as may be fixed from time to time by the board of directors, without action by the shareholders. The board of directors may provide for payment therefor to be received by the Corporation in cash, property (real or personal), or services, actually performed for the Corporation, or any combination of the foregoing, to the full extent permitted under Alabama law. In the absence of actual fraud in the transaction, the value of such property or services, as determined by the board of directors of the Corporation, shall be conclusive. Any and all such shares of the Common or Preferred Stock of the Corporation the issuance of which has been so authorized, and for which consideration so fixed by the board of directors has been paid or delivered, shall be deemed full-paid stock and shall not be liable to any further call or assessment thereon.

     The designations and the powers, preferences, and rights and the qualifications, limitations or restrictions thereof of the shares of each class are as follows:

     4.1   Common Stock.

     (a) Except as provided in this Article IV (or in any resolution or resolutions adopted by the board of directors of the Corporation pursuant hereto), the holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each share held by such holder, including the election of directors. There shall be no cumulative voting rights in the election of directors.

     (b) Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and of sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends; but only when and as declared by the board of directors.

     (c) In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of any class having preferences over the Common Stock in the event of liquidation, dissolution or winding up of the full preferential amounts of which they are respectively entitled, the holders of the Common Stock, and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets, shall be entitled after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

     (d) Each share of Common Stock shall have the same relative rights as and be identical in all respects with all the other shares of Common Stock.

     4.2  Preferred Stock.

     (a) The Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, and such designations, preferences, and relative, participating, optional, or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed herein or in the resolution or resolutions providing for the issue of such series, adopted by the board of directors as hereinafter provided.

     (b) Authority is hereby granted to the board of directors of the Corporation, subject to the provisions of this Article IV and to the limitations prescribed by law, to authorize the issue of one or more series of Preferred Stock and with respect to each such series to fix and state by resolution or resolutions providing for the issue of each such series the voting powers, full or limited, if any, of the shares of each such series and the designations, preferences, and relative, participating, optional or other qualifications, limitations, or restrictions thereof to the full extent now or hereafter permitted by Alabama law. The authority of the board of directors with respect to each series shall include, but not be limited to, the determination or fixing of the following:

          (i) The distinctive serial designation and the number of shares constituting such series.

          (ii) The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or noncumulative.

          (iii) Whether the shares of such series shall be subject to redemption by the Corporation and, if made subject to such redemption, the times, prices, and other terms and conditions of such redemption.

          (iv) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series, and if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such fund.

          (v) Whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange.

          (vi) The extent, if any, to which the holders of the shares of such series shall be entitled to vote with respect to the election of directors or otherwise.

          (vii) The restrictions, if any, on the issue or reissue of any additional Preferred Stock.

          (viii) The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation.

          (ix) Whether the shares of such series which are redeemed or converted should have the status of authorized but unissued shares of Preferred Stock and whether such shares may be reissued as shares of the same or any other series of Preferred Stock.

     (c) Dividends on outstanding shares of Preferred Stock shall be paid, or declared and set apart for payment, before any dividends shall be paid or declared and set apart for payment on the Common Stock with respect to the same dividend period.

     (d) If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

     (e) Each share of each series of Preferred Stock shall have the same relative rights as and be identical in all respects with all the other shares of the same series.

     (f) Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolution or resolutions of the board of directors providing for the issue of any series of Preferred Stock, the holders of any such series shall have no voting power whatsoever. Subject to such restrictions as may be stated in the resolution or resolutions of the board of directors providing for the issue of any series of Preferred Stock, any amendment to the Articles of Incorporation which shall increase or decrease the authorized stock of any class or classes may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Corporation.

                      THE PEOPLES BANCTRUST COMPANY, INC.
                               310 BROAD STREET
                             SELMA, ALABAMA  36701

                    REVOCABLE PROXY FOR THE SPECIAL MEETING
                              OF THE SHAREHOLDERS
                               OCTOBER 28, 1997


          The undersigned hereby constitutes and appoints Rex J. Morthland, William S. Johnson and Thomas J. Gay, and each of them, the proxies of the undersigned with full powers of substitution, to attend the Special Meeting of the Shareholders of The Peoples BancTrust Company, Inc. (the "Company") to be held at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama on Tuesday, October 28, 1997 at 1:00 p.m., local time, and any adjournments thereof, and to vote all the shares of common stock of the Company which the undersigned may be entitled to vote, upon the following matters.

     1. Amendment of Article IV of the Company's Articles of Incorporation to increase the Company's authorized common stock from 4,000,000 to 9,000,000 shares.

            [_]  FOR               [_]  AGAINST            [_]  ABSTAIN

     2. The transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WILL
BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN, AND WILL BE VOTED FOR THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION IF NO INSTRUCTIONS TO THE CONTRARY ARE SPECIFIED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

     The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Special Meeting of the Shareholders and Proxy Statement and hereby revokes any proxy heretofore given. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE ITS EXERCISE.



Date:
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Signature:
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Signature:
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PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS HEREIN AND RETURN IN THE
ENCLOSED ENVELOPE. If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signer is a corporation, please sign the full name by duly appointed officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each shareholder named should sign.